                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):    March 26, 2001
                                                 ------------------


                               FLOWERS FOODS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Georgia                                1-16247                 58-2582379
-------------------------------------------------------------------------------
(State or other jurisdiction          (Commission            (IRS employer
   of incorporation)                  File Number)         Identification No.)


1919 Flowers Circle, Thomasville, GA                                     31757
-------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:           (229) 226-9110
                                                     --------------------------

ITEM 5.  OTHER EVENTS.

         On March 26, 2001, Flowers Foods, Inc. ("Flowers Foods") issued a press release announcing the completion of its spin-off from Flowers Industries, Inc. and Kellogg Company's simultaneous acquisition of Keebler Foods Company through the merger of Flowers Industries with a wholly-owned subsidiary of Kellogg. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         On March 29, 2001, Flowers Foods issued a press release announcing that Flowers Industries shareholders will receive a cash payment of $12.50 per share in the merger of Flowers Industries with a wholly-owned subsidiary of Kellogg Company in connection with the acquisition of Keebler Foods Company. This amount was determined following final calculation of certain transaction-related expenses. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


ITEM 7(c) - Exhibits.

         99.1     Press release issued by Flowers Foods, Inc., dated March 26,
                  2001.

         99.2     Press release issued by Flowers Foods, Inc., dated March 29,
                  2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FLOWERS FOODS, INC.


                                     By:  /s/ G. A. Campbell
                                          --------------------------------------
                                           Name:    G. Anthony Campbell
                                           Title: Secretary and General Counsel

Date: March 29, 2001

                                  EXHIBIT INDEX



     EXHIBIT NUMBER                        EXHIBIT
         99.1     Press release issued by Flowers Foods, Inc., dated March 26,
                  2001.

         99.2     Press release issued by Flowers Foods, Inc., dated March 29,
                  2001.
